EXHIBIT 10.4

AMENDMENT TO AFFILIATE DEFERMENT AGREEMENT

This Amendment (the “Amendment”) to the Affiliate Deferment Agreement dated December 26, 2024 (the “Agreement”) is entered into as of February 4, 2025, by and between Bannix Acquisition Corp. (“Bannix”) and InstantFame, LLC (“InstantFame”) (collectively, the “Parties”), with acknowledgment and consent from Stanley Hills, LLC and LaRocca Construction LLC.

RECITALS

WHEREAS, the Parties previously entered into the Agreement whereby certain balances owed by Bannix to InstantFame and its affiliates were deferred under the terms set forth therein;

WHEREAS, as of December 31, 2024, the deferred balances have changed, and the Parties wish to amend the Agreement to reflect the updated amounts and extend the deferment period;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:

AMENDMENT

1. Modification of Deferred Balances

The Parties acknowledge that the deferred balances as of September 30, 2024, were as follows:

●	Promissory Notes: $840,000

●	Administrative Support Fees: $183,333

●	Advances from Affiliates: $323,310

●	Total Deferred Amount: $1,346,643

As of December 31, 2024, the balances have changed to:

●	Administrative Support Fees: $198,333

●	Promissory Notes: Unchanged at $840,000

●	Advances from Affiliates: $386,420

●	Total Deferred Amount: $1,424,753

The Agreement is hereby amended to reflect that the total outstanding amount of $1,424,753 shall be deferred under the same conditions.

2. Extension of Deferment Period

Section 2.4.1 of the Agreement is hereby amended to extend the payment deadline. All deferred amounts shall now be payable no later than December 31, 2025.

3. Confirmation of Other Terms

Except as expressly modified by this Amendment, all terms, conditions, and obligations set forth in the original Agreement shall remain in full force and effect.

SIGNATURES

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Bannix Acquisition Corp.

By: /s/ Doug Davis

Name: Doug Davis

Title: CEO

Date: 2/4/25

InstantFame, LLC

By: /s/ Roey Benjamin Schnapp

Name: Roey Benjamin Schnapp

Title: Manager

Date: 2/4/25

Stanley Hills, LLC (Acknowledging and Consenting)

By: /s/ Yossi Attia

Name: Yossi Attia

Title: Manager

Date: 2/4/25

LaRocca Construction LLC (Acknowledging and Consenting)

By: /s/ Andre’ LaRocca

Name: Andre’ LaRocca

Title: Owner/Manager

Date: 2/4/25